Exhibit 10.4

AGREEMENT

AGREEMENT dated this 26 day of June 2006, by and between EP Floors, Inc. (hereinafter “EPF”), a Delaware Corporation, with offices located at 4 Springfield Street, 5th Floor, P.O. Box 338, Three Rivers, MA 01080 and Robert E. Long, President of EPF.

WHEREAS, EPF has filed a Registration Statement with the United States Securities and Exchange Commission (hereinafter the “SEC”) on Form SB-2 and has filed an Exhibit 10.3 to such Registration Statement regarding methods of payment of offering expenses; and

WHEREAS, such Registration Statement includes in the “Management’s Discussion and Analysis or Plan of Operation” section, a specific discussion of EPF’s cash requirements for the next twelve (12) months (exclusive of offering expenses) and its specific viable plans to meet such requirements.

NOW, THEREFORE, it is herewith agreed as follows:

The undersigned, as President of EPF herewith agrees to defer EPF compensation otherwise payable to him so as to permit EPF to remain viable and further agrees to loan EPF amounts necessary to meet EPF’s expenses if sufficient revenues are not generated therefore to the extent that gross profits are insufficient to pay EPF’s costs and expenses.  If and when loaned, the loan will be evidenced by a non-interest bearing unsecured corporate note to be treated as a loan until repaid, if and when EPF has the financial resources to do so.

The parties hereto understand that the above constitutes a binding Agreement and that the contents thereof are referred to in the aforesaid Registration Statement in both the “Management’s Discussion and Analysis or Plan of Operation” section and Risk Factor No. 20.

The above constitutes the entire Agreement between the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 26  day of June 2006.

EP FLOORS, INC.

/s/ Robert E. Long

By: ________________________________

Robert E. Long, President

/s/ Robert E. Long

By: _________________________________

Robert E. Long, Individually

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